LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


COLLECTION PERIOD:        NOVEMBER  1-30, 2003                        PAYMENT DATE:    DEC 15 2003
Determination Date:       Dec 09 2003                                 Report Branch:   2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL        CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                100.00%         14.20%         30.00%          23.20%         29.60%          97.00%         3.00%
Original Pool Balance     250,000,000.00  35,500,000.00  75,000,000.00   58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total        250,000,000.00  35,500,000.00  75,000,000.00   58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts              14,337
Class Pass Through Rates                         1.840%         2.470%          3.175%         3.983%                        8.500%
Senior Strip                    0.25000%
Servicing Fee Rate              2.20000%
Indenture Trustee Fee           0.00350%
Custodian Fee                   0.02100%
Backup Servicer Fee             0.02150%
Insurance Premium Fee           0.35000%

Initial Weighted Average
     APR                       14.78400%
Initial Weighted Average
     Monthly Dealer
     Participation Fee Rate     0.00000%
Initial Weighted Average
     Adjusted APR (net of
     Monthly Dealer
     Participation) of
     Remaining Portfolio       14.78400%
Initial Weighted Average
     Remaining Term                64.00
Initial Weighted Average
     Original Term                 67.00


------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     Balances                 Total        Class A-1      Class A-2      Class A-3       Class A-4        Class A        Class B
------------------------------------------------------------------------------------------------------------------------------------

BOP:
Total Pool Balance        158,206,865.74           0.00  21,460,659.75   58,000,000.00  74,000,000.00  153,460,659.75  4,746,205.99
Total Note Balance        153,460,659.75           0.00  21,460,659.75   58,000,000.00  74,000,000.00  153,460,659.75          0.00

EOP:
Class Percentages                100.00%                                                                       97.00%         3.00%
Number of Current Month
     Closed Contracts               239
Number of Reopened Loans              0
Number of Contracts - EOP        10,572
Total Pool Balance  -  EOP152,668,242.86           0.00  16,088,195.56   58,000,000.00  74,000,000.00  148,088,195.56  4,580,047.30
Total Note Balance - EOP  148,088,195.56           0.00  16,088,195.56   58,000,000.00  74,000,000.00  148,088,195.56          0.00

Class Collateral Pool Factors 0.59235278     0.00000000     0.21450927      1.00000000     1.00000000                    0.00000000

Weighted Average APR of
     Remaining Portfolio      14.77780%
Weighted Average Monthly
     Dealer Participation
     Fee Rate                  0.00000%
Weighted Average Adjusted
     APR (net of Monthly
     Dealer Participation)
     of Remaining Portfolio   14.77780%
Weighted Average
     Remaining Term               49.67
Weighted Average
     Original Term                66.86

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A



------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                  CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
                               Principal                                                 2,042,103.46
                               Interest                                                  1,745,288.23
Early Payoffs:
                               Principal Collected                                       2,210,704.57
                               Early Payoff Excess Servicing Compensation                      180.89
                               Early Payoff Principal Net of Rule of 78s Adj.            2,210,523.68         148
                               Interest                                                     26,766.93
Liquidated Receivable:
                               Principal Collected                                          79,832.57
                               Liquidated Receivable Excess Servicing Compensation               0.00
                               Liquidated Receivable Principal Net of Rule of 78s Adj.      79,832.57          91
                               Interest                                                       (405.98)
Cram Down Loss:
                               Principal                                                         0.00
Purchase Amount:
                               Principal                                                         0.00           0
                               Interest                                                          0.00
                               Total Principal                                           4,332,459.71
                               Total Interest                                            1,771,649.18
                               Total Principal and Interest                              6,104,108.89
Recoveries                                                                                 516,629.30
Excess Servicing Compensation                                                                  180.89
Late Fees & Miscellaneous Fees                                                              32,378.03
Collection Account Customer Cash                                                         6,653,297.11
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                         3,764.04
Servicer Simple Interest Shortfall or (Excess)                                              98,490.49
Simple Interest Excess to Spread Account                                                         0.00
Available Funds                                                                          6,755,551.64



------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION                                                                               DISTRIBUTION          SHORTFALL / DRAW
                                                                                              AMOUNT             DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           6,755,551.64
Monthly Dealer Participation Fee                                                  0.00     6,755,551.64                0.00
Prior Unpaid Dealer Participation Fee                                             0.00     6,755,551.64
Servicing Fees:
                                   Current Month Servicing Fee              290,045.92
                                   Prior Period Unpaid Servicing Fee              0.00
                                   Late Fees & Miscellaneous Fees            32,378.03
                                   Excess Servicing Compensation                180.89
                                   Total Servicing Fees:                    322,604.84     6,432,946.80                0.00
Senior Strip:                                                                32,959.76     6,399,987.04                0.00
Indenture Trustee Fee                                                           447.59     6,399,539.45                0.00
Custodian Fee                                                                 2,768.62     6,396,770.83                0.00
Backup Servicer Fee                                                           2,834.54     6,393,936.29                0.00
Prior Unpaid Indenture Trustee Fee                                                0.00     6,393,936.29                0.00
Prior Unpaid Custodian Fee                                                        0.00     6,393,936.29                0.00
Prior Unpaid Backup Servicing Fee                                                 0.00     6,393,936.29                0.00


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A



------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION CONTINUED                                                                DISTRIBUTION        SHORTFALL / DRAW
                                                                                         AMOUNT           DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:              Current Month                          0.00     6,393,936.29           0.00
                                      Prior Carryover Shortfall              0.00     6,393,936.29
Class A-2 Note Interest:              Current Month                     44,173.19     6,349,763.10           0.00
                                      Prior Carryover Shortfall              0.00     6,349,763.10
Class A-3 Note Interest:              Current Month                    153,458.33     6,196,304.77           0.00
                                      Prior Carryover Shortfall              0.00     6,196,304.77
Class A-4 Note Interest:              Current Month                    245,618.33     5,950,686.44           0.00
                                      Prior Carryover Shortfall              0.00     5,950,686.44
Class A-1 Note Principal:             Current Month                          0.00     5,950,686.44           0.00
                                      Prior Carryover Shortfall              0.00     5,950,686.44
Class A-2 Note Principal:             Current Month                  5,372,464.19       578,222.25           0.00
                                      Prior Carryover Shortfall              0.00       578,222.25
Class A-3 Note Principal:             Current Month                          0.00       578,222.25           0.00
                                      Prior Carryover Shortfall              0.00       578,222.25
Class A-4 Note Principal:             Current Month                          0.00       578,222.25           0.00
                                      Prior Carryover Shortfall              0.00       578,222.25
Certificate Insurer:                  Premium                           43,192.39       535,029.86           0.00
                                      Reimbursement Obligations              0.00       535,029.86
Expenses:                             Trust Collateral Agent                 0.00       535,029.86           0.00
                                      Indenture Trustee                      0.00       535,029.86           0.00
                                      Custodian                              0.00       535,029.86           0.00
                                      Backup Servicer                        0.00       535,029.86           0.00
Senior Strip Allocation                                                      0.00       535,029.86
Class B Note Interest:                Current Month                          0.00       535,029.86           0.00
                                      Prior Carryover Shortfall              0.00       535,029.86
Distribution to the Class             B Reserve Account                      0.00       535,029.86
Distribution (from) the Class B Reserve Account                              0.00       535,029.86
Distribution to (from) the Spread Account                              535,029.86             0.00



------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:     BOP Liquidated Receivable Principal Balance         1,285,995.74
                            Liquidation Principal Proceeds                         79,832.57
                            Principal Loss                                      1,206,163.17
                            Prior Month Cumulative Principal Loss LTD          16,410,535.62
                            Cumulative Principal Loss LTD                      17,616,698.79



------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:       # OF CONTRACTS           AMOUNT         % OF TOTAL POOL BALANCE
Current                        6,690           95,268,926.80               62.40%
1-29 Days                      3,422           50,732,020.09               33.23%
30-59 Days                       275            3,857,454.19                2.53%
60-89 Days                        99            1,466,441.75                0.96%
90-119 Days                       53              796,412.04                0.52%
120 Days or More                  33              546,987.99                0.36%
Total                         10,572          152,668,242.86              100.00%



TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                            Trigger        Trigger    Event of Default    Event of
                          Current Month    Threshold        Event        Threshold        Default
Average Delinquency Ratio   2.82613%         8.00%           NO            10.00%            NO
Cumulative Default Rate       7.78%         13.28%           NO            15.70%            NO
Cumulative Loss Rate          4.20%          6.64%           NO             7.85%            NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A




------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
Repossession Statistics:
                             CERTIFICATE INVENTORY                                               RECOVERY INVENTORY
                               # OF CONTRACTS        AMOUNT *                                      # OF CONTRACTS        AMOUNT *
    Prior Month Inventory            59             882,660.97     Prior Month Inventory                 28            462,681.69
      Current Month Repos            59             858,891.38     Current Month Repos                   70          1,059,101.14
Repos Actually Liquidated            49             730,621.09     Repos from Trust Liquidation           2             37,745.88
         Repos Liquidated                                          Repos Actually Liquidated             66          1,050,329.05
           at 60+ or 150+             2              37,745.88
            Dealer Payoff             0                   0.00        Dealer Payoff                       0                  0.00
         Redeemed / Cured             2              13,145.39     Redeemed / Cured                       1             12,686.57
          Purchased Repos             0                   0.00      Purchased Repos                       0                  0.00
  Current Month Inventory            65             960,039.99     Current Month Inventory               33            496,513.09

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.



LIQUIDATED RECEIVABLE STATISTICS:

                                 # OF CONTRACTS         AMOUNT
Current Month Balance                   91           1,285,995.74
Cumulative Balance                   1,227          19,236,957.34
Current Month Proceeds                                  79,426.59
Cumulative Proceeds                                  1,611,216.22
Current Month Recoveries                               516,629.30
Cumulative Recoveries                                7,134,329.25



                                        RECEIVABLES LIQUIDATED AT 150 OR
                                        MORE DAYS DELINQUENT, 60 OR MORE
                                        DAYS PAST THE DATE AVAILABLE FOR        CUMULATIVE RECEIVABLES LIQUID
                                        SALE AND BY ELECTION:                   AT 150+ AND 60+:
                                           Balance            Units                Balance          Units
Prior Month                               38,811.87             4                219,545.57          13
Current Trust Liquidation Balance         37,745.88             2                 37,745.88           2
Current Monthly Principal Payments          (475.29)
Reopened Loan Due to NSF                       0.00             0
Current Repurchases                            0.00             0
Current Recovery Sale Proceeds                 0.00            (1)
Deficiency Balance of Sold Vehicles       (8,902.77)
EOP                                       67,179.69             5                257,291.45          15


SPREAD ACCOUNT RECONCILIATION                               REQUISITE AMOUNT:       12,213,459.43
Total Deposit                              3,750,000.00
BOP Balance                               12,656,549.26
Remaining Distribution Amount                535,029.86
Simple Interest Excess to Spread Account              -
Investment Income                              9,075.43
Current Month Draw                                    -
EOP Balance Prior to Distribution         13,200,654.55

Current Spread Account Release Amount        987,195.12

EOP Balance                               12,213,459.43

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                 SPECIFIED CLASS B
                                                                  RESERVE BALANCE:                   0.00
Total Deposit                              2,812,500.00
BOP Balance                                        0.00
Excess Due Class B Reserve
     From Spread Account                     987,195.12
Senior Strip                                       0.00
Investment Income                                648.60
Current Month Draw                                    -
EOP Balance Prior to Distribution            987,843.72

Class B Reserve Account Release Amount       987,843.72

EOP Balance                                        0.00

     Class B Principal Payment Amount              0.00

     Distribution to Certificateholder       987,843.72



TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:


-----------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                         CUMULATIVE GROSS DEFAULT:
-----------------------------------------------------------------------------------------------------------------

         UP TO MONTH      TRIGGER EVENT     EVENT OF DEFAULT    UP TO MONTH    TRIGGER EVENT   EVENT OF DEFAULT
              3               1.53%              1.95%                3             3.06%           3.90%
              6               2.76%              3.50%                6             5.53%           7.00%
              9               3.96%              4.87%                9             7.91%           9.74%
              12              5.22%              5.97%               12            10.45%          11.94%
              15              6.12%              7.04%               15            12.24%          14.08%
              18              6.64%              7.85%               18            13.28%          15.70%
              21              7.17%              8.55%               21            14.33%          17.10%
              24              7.65%              9.14%               24            15.30%          18.27%
              27              8.10%              9.58%               27            16.19%          19.17%
              30              8.47%              9.98%               30            16.94%          19.97%
              33              8.77%             10.32%               33            17.54%          20.64%
              36              9.03%             10.69%               36            18.05%          21.37%
              39              9.22%             10.87%               39            18.44%          21.74%
              42              9.36%             11.06%               42            18.73%          22.12%
              45              9.47%             11.17%               45            18.95%          22.34%
              48              9.59%             11.28%               48            19.18%          22.56%
              51              9.63%             11.32%               51            19.26%          22.63%
              54              9.66%             11.39%               54            19.33%          22.78%
              57              9.70%             11.42%               57            19.40%          22.85%
              60              9.70%             11.42%               60            19.40%          22.85%
              63              9.70%             11.42%               63            19.40%          22.85%
              66              9.70%             11.42%               66            19.40%          22.85%
              69              9.70%             11.42%               69            19.40%          22.85%
              72              9.70%             11.42%               72            19.40%          22.85%
-----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:               TRIGGER EVENT         EVENT OF DEFAULT
--------------------------------------------------------------------------------
As of any Determination Date                 8.00%                   10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of November 30, 2003 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.





/s/ Maureen E. Morley
--------------------------
Maureen E. Morley
Vice President and Controller